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                                                                   EXHIBIT 10(z)

                                                                  EXECUTION COPY

                                  $300,000,000

                             CMS ENERGY CORPORATION

                           7.75% Senior Notes due 2010

                               Purchase Agreement

                                                              July 9, 2003

Citigroup Global Markets Inc.
   As Representative of the several Initial Purchasers named in Schedule I hereto
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

         CMS Energy Corporation, a Michigan corporation (the "Company"), proposes to issue and sell to Citigroup Global Markets Inc. ("Citigroup") and each of the other Initial Purchasers named in Schedule I hereto (collectively, the "Initial Purchasers"), for whom Citigroup is acting as representative (in such capacity, the "Representative"), an aggregate of $300,000,000 in principal amount of its 7.75% Senior Notes due 2010 (the "Restricted Notes"), subject to the terms and conditions set forth herein. The Restricted Notes are to be issued pursuant to the provisions of the Indenture dated as of September 15, 1992 between the Company and Bank One Trust Company, N.A. (ultimate successor to NBD Bank, National Association), as trustee (the "Trustee"), as supplemented and amended by various supplemental indentures and as to be supplemented by the Fourteenth Supplemental Indenture, to be dated as of July 17, 2003, establishing the terms of the Restricted Notes (the "Supplemental Indenture") (as so supplemented, the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

         Holders (including subsequent transferees) of the Restricted Notes will have the registration rights set forth in the registration rights agreement in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), to be dated the Time of Purchase, for so long as such Restricted Notes constitute Transfer Restricted Securities (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission") a shelf registration statement (the "Registration Statement") pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act") relating to the exchange or resale by certain holders of the Restricted Notes, and to use its best efforts to cause such Registration Statement to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement. This Agreement, the Indenture, the Restricted Notes and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents".

         1. Offering Memorandum: The Restricted Notes will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Act. The Company has prepared a preliminary offering memorandum dated July 9, 2003 (the

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"Preliminary Offering Memorandum") and a confidential offering memorandum dated
July 9, 2003 (the "Offering Memorandum") relating to the Restricted Notes, which incorporate by reference documents filed by the Company pursuant to Section 13, 14 or 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As used herein, the term "Preliminary Offering Memorandum" and "Offering Memorandum" shall include respectively the documents incorporated by reference therein. Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Preliminary Offering Memorandum and Offering Memorandum shall be deemed to include amendments or supplements to the Preliminary Offering Memorandum and Offering Memorandum, and documents incorporated by reference after the time of execution of this Agreement and prior to the termination of the offering of the Restricted Notes by the Initial Purchasers.

         Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Restricted Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

         THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (IV) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (V) TO CMS ENERGY CORPORATION OR (VI) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (VI) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE

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         SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN CLAUSE (A)
         ABOVE.

         THE HOLDER OF THIS SECURITY AGREES THAT SUCH HOLDER WILL NOT ENGAGE IN HEDGING TRANSACTIONS INVOLVING THIS SECURITY UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

         THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.

         THE HOLDER OF THIS SECURITY IS SUBJECT TO, AND ENTITLED TO THE BENEFITS OF, A REGISTRATION RIGHTS AGREEMENT DATED AS OF JULY 17, 2003 ENTERED INTO BY THE COMPANY FOR THE BENEFIT OF CERTAIN HOLDERS OF SECURITIES FROM TIME TO TIME.

         2. Purchase and Sale: Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to sell to the respective Initial Purchasers, severally and not jointly, and the respective Initial Purchasers, severally and not jointly, agree to purchase from the Company at the purchase price specified in Schedule I hereto (the "Purchase Price"), the respective principal amounts of Restricted Notes set opposite their names in Schedule I hereto.

         The Company hereby agrees that, without the prior written consent of the Representative, it will not offer, sell, contract to sell or otherwise issue debt securities substantially similar to the Restricted Notes for a period from the date of the execution of this Agreement until the Time of Purchase.

         3. Terms of Offering: The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the Restricted Notes purchased hereunder on the terms set forth in the Offering Memorandum solely to persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act or, at the time any buy order for the Restricted Notes was or is originated, were or are outside the United States and were or are not "U.S. persons" within the meaning of Regulation S under the Act (such persons being referred to herein as the "Eligible Purchasers"). The Initial Purchasers will offer the Restricted Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

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         4.       Payment and Delivery: Payment for the Restricted Notes shall be made to the Company in federal or other immediately available funds in New York City (or such other place or places of payment as shall be agreed upon by the Company and the Representative in writing), upon the delivery of the Restricted Notes at the offices of Pillsbury Winthrop LLP ("PW"), at One Battery Park Plaza, New York, New York 10004-1490 (or such other place or places of delivery as shall be agreed upon by the Company and the Representative) to the Representative for the respective accounts of the Initial Purchasers against receipt therefor signed by the Representative on behalf of themselves and as agent for the other Initial Purchasers. Such payment and delivery shall be made at 10:00 A.M., New York time on July 17, 2003 (or on such later business day as shall be agreed upon by the Company and the Representative in writing), unless postponed in accordance with the provisions of Section 11 hereof. The day and time at which payment and delivery for the Restricted Notes are to be made is herein called the "Time of Purchase".

         Delivery of the Restricted Notes shall be made in definitive, fully registered form or global form, as specified by the Representative, in authorized denominations registered in such names as the Representative may request in writing to the Company not later than two full business days prior to the Time of Purchase, or, if no such request is received, in the names of the respective Initial Purchasers for the respective principal amounts of Restricted Notes set forth opposite the name of each Initial Purchaser in Schedule I, in denominations selected by the Company. The certificates evidencing the Restricted Notes shall be delivered at the Time of Purchase for the account of the Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Restricted Notes to the Initial Purchasers duly paid, against payment of the Purchase Price therefor.

         The Company agrees to make the Restricted Notes available for inspection by the Initial Purchasers at the offices of PW at least 24 hours prior to the Time of Purchase, in definitive, fully registered form, and as requested pursuant to the preceding paragraph.

         5. Conditions of Initial Purchasers' Obligations: The several obligations of the Initial Purchasers hereunder are subject to the accuracy of the representations and warranties, at and as of the Time of Purchase, on the part of the Company, and to the following other conditions:

                  (a) That all legal proceedings to be taken in connection with the issue and sale of the Restricted Notes shall be reasonably satisfactory in form and substance to PW, counsel to the Initial Purchasers.

                  (b) That, at the Time of Purchase, the Representative shall be furnished with the following opinions, dated the Time of Purchase:

                           (i) Opinion of Robert C. Shrosbree, Esq., Assistant General Counsel of the Company, substantially to the effect set forth in Exhibit B attached hereto;

                           (ii) Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Company, substantially to the effect set forth in Exhibit C-1 and Exhibit C-2 attached hereto; and

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                           (iii) Opinion of PW, counsel to the Initial
         Purchasers, in a form satisfactory to the Initial Purchasers.

                  (c) (i) That, on the date hereof and on the date of the Time of Purchase, the Representative shall have received a letter from Ernst & Young LLP ("E&Y") in form and substance satisfactory to the Initial Purchasers, dated as of such date, (i) confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations of the Commission thereunder, (ii) stating that in their opinion the financial statements examined by them and included or incorporated by reference in the Preliminary Offering Memorandum or Offering Memorandum, as the case may be, complied as to form in all material respects with the applicable accounting requirements of the Commission, including the applicable published rules and regulations of the Commission, and
(iii) covering, as of a date not more than five business days prior to the date of such letter, such other matters as the Initial Purchasers reasonably request.

                           (ii) That, on the date hereof, the Representative
shall have received a letter from each of PricewaterhouseCoopers LLP and Price Waterhouse, each in form and substance satisfactory to the Initial Purchasers, dated as of such date, (i) confirming that each are independent public accountants with respect to (A) the Company and the Midland Cogeneration Venture Limited Partnership, in the case of PricewaterhouseCoopers LLP, and (B) the Company and Jorf Lasfar Energy Company S.C.A., in the case of Price Waterhouse, each within the meaning of the Act and the applicable published rules and regulations of the Commission thereunder, (ii) stating that in each of their opinions the financial statements examined by them and referred to in the letter of E&Y complied as to form in all material respects with the applicable accounting requirements of the Commission, including the applicable published rules and regulations of the Commission, and (iii) covering, as of a date not more than five business days prior to the date of such letter, such other matters as the Initial Purchasers reasonably request.

                  (d) Subsequent to the date hereof or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in Section 5(c) hereof or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries taken as a whole, except as set forth in or contemplated in the Offering Memorandum (exclusive of any amendment or supplement thereto), the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Restricted Notes as contemplated in the Offering Memorandum (exclusive of any amendment or supplement thereto).

                  (e) That, at the Time of Purchase, the Company shall have delivered to the Representative a certificate of an executive officer of the Company to the effect that, to the best of his or her knowledge, information and belief, (i) there shall have been no material adverse change in the condition (financial or otherwise), earnings, business or properties of the Company from that set forth in the Offering Memorandum (other than changes referred to in or contemplated by the Offering Memorandum) and (ii) the representations and warranties of the

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Company in this Agreement are true and correct on and as of the Time of Purchase with the same effect as if made at the Time of Purchase, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Time of Purchase.

                  (f) That the Company shall have executed and delivered the Registration Rights Agreement and shall have furnished the Representative signed counterparts of the Supplemental Indenture.

                  (g) That the Company shall have performed such of its obligations under this Agreement as are to be performed at or before the Time of Purchase by the terms hereof.

                  (h) That the Company shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of the Offering Memorandum.

                  (i) That, at the Time of Purchase, the Restricted Notes shall be rated at least B+ by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), B3 by Moody's Investors Service, Inc. ("Moody's") and B+ by Fitch, Inc. ("Fitch"), and the Company shall have delivered to the Representative a letter, dated the Time of Purchase, from each such rating agency, or other evidence reasonably satisfactory to the Representative, confirming that the Restricted Notes have been assigned such ratings; and between the date of the execution of this Agreement and the Time of Purchase, there has been no downgrading or withdrawal of the investment ratings of the Restricted Notes, securities of the Company or securities of Consumers Energy Company by any nationally recognized statistical rating agency, and no such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, any such rating.

                  (j) The Restricted Notes shall have been designated as PORTAL-eligible securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") and the Restricted Notes shall be eligible for clearance and settlement through The Depository Trust Company ("DTC").

                  (k) That any additional documents or agreements reasonably requested by the Initial Purchasers or their counsel to permit the Initial Purchasers to perform their obligations or permit their counsel to deliver opinions hereunder shall have been provided to them.

         6. Certain Covenants of the Company: In further consideration of the agreements of the Initial Purchasers herein contained, the Company covenants as follows:

                  (a) To advise the Representative promptly and, if requested by the Representative, confirm such advice in writing, of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Restricted Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 6(d) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Restricted Notes under any state securities or blue sky laws and, if at any time any state securities commission or other federal or state regulatory authority

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shall issue an order suspending the qualification or exemption of any Restricted
Notes under any state securities or blue sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) To deliver to the Initial Purchasers, without charge, as soon as practicable, as many copies of the Offering Memorandum (as supplemented or amended if the Company shall have made any supplements or amendments thereto) as the Initial Purchasers may reasonably request. Subject to the Initial Purchasers' compliance with their representations and warranties and agreements set forth in Section 8 hereof, the Company consents to the use of the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

                  (c) For such period of time as the Initial Purchasers are required by law or customary practice to deliver an offering memorandum in respect of the Restricted Notes, if any event shall have occurred as a result of which it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in light of the circumstances when the Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if it becomes necessary to amend or supplement the Offering Memorandum to comply with law, to forthwith prepare an appropriate amendment or supplement to the Offering Memorandum and deliver to the Initial Purchasers, without charge, such number of copies thereof as may be reasonably requested.

                  (d) To use its best efforts to qualify the Restricted Notes for offer and sale under the securities or blue sky laws of such jurisdictions as the Initial Purchasers may designate and to pay (or cause to be paid), or reimburse (or cause to be reimbursed) the Initial Purchasers and their counsel for, reasonable filing fees and expenses in connection therewith (including the reasonable fees and disbursements of counsel to the Initial Purchasers and filing fees and expenses paid and incurred prior to the date hereof), provided, however, that the Company shall not be required to qualify to do business as a foreign corporation or as a securities dealer or to file a general consent to service of process or to file annual reports or to comply with any other requirements deemed by the Company to be unduly burdensome.

                  (e) So long as the Restricted Notes are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Restricted Notes a financial report of the Company on a consolidated basis, all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

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                  (f) So long as any of the Restricted Notes are "restricted securities" within the meaning of Rule 144(a)(3) under the Act and remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to any holder of Restricted Notes in connection with any sale thereof and any prospective purchaser of such Restricted Notes from such holder, the information required by Rule 144A(d)(4) under the Act.

                  (g) To pay all expenses, fees and taxes (other than transfer taxes on sales by the respective Initial Purchasers) in connection with the issuance and delivery of the Restricted Notes, except that the Company shall be required to pay the fees and disbursements (other than disbursements referred to in Section 6(d) hereof) of PW, counsel to the Initial Purchasers, only in the events provided in Section 6(h) hereof, the Initial Purchasers hereby agreeing to pay such fees and disbursements in any other event, and that except as provided in such Section 6(h), the Company shall not be responsible for any out-of-pocket expenses of the Initial Purchasers in connection with their services hereunder.

                  (h) If the Initial Purchasers shall not take up and pay for the Restricted Notes due to the failure of the Company to comply with any of the conditions specified in Section 5 hereof, or, if this Agreement shall be terminated in accordance with the provisions of Section 12 hereof prior to the Time of Purchase or the Date of Delivery, as the case may be, to pay the reasonable fees and disbursements of PW, counsel to the Initial Purchasers, and, if the Initial Purchasers shall not take up and pay for the Restricted Notes due to the failure of the Company to comply with any of the conditions specified in
Section 5 hereof, to reimburse the Initial Purchasers for their reasonable out-of-pocket expenses not to exceed $3,000 incurred in connection with the financing contemplated by this Agreement.

                  (i) During the period referred to in Section 6(c) hereof, to not amend or supplement the Offering Memorandum unless the Company has furnished the Initial Purchasers and counsel to the Initial Purchasers with a copy for their review and comment a reasonable time prior to the making of such amendment or supplement and has reasonably considered any comments of the Initial Purchasers, and not to make any such amendment or supplement to which such counsel shall reasonably object on legal grounds in writing after consultation with the Initial Purchasers.

                  (j) During the period referred to in Section 6(c) hereof, to furnish the Initial Purchasers with copies of all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                  (k) During the period referred to in Section 6(c) hereof, to comply with all requirements under the Exchange Act relating to the timely filing with the Commission of its reports pursuant to Section 13 or 15(d) of the Exchange Act and of its proxy statements pursuant to Section 14 of the Exchange Act.

                  (l) To comply in all material respects with all of its agreements set forth in the Registration Rights Agreement.

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                  (m) To obtain the approval of DTC for "book-entry" transfer of the Restricted Notes, and to comply in all material respects with all of its agreements set forth in the representation letter or letters of the Company to DTC relating to the approval of the Restricted Notes by DTC for "book-entry" transfer.

                  (n) Not to (or permit any affiliate (as defined in Rule 144 under the Act) to) sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Restricted Notes to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Restricted Notes under the Act.

                  (o) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Restricted Notes.

                  (p) During the period of two years after the Time of Purchase, not to, and not permit any of its affiliates (as defined in Rule 144 under the Act) to, resell any of the Restricted Notes which constitute "restricted securities" under Rule 144 under the Act that have been reacquired by any of them.

                  (q) To take all reasonable action necessary to enable S&P, Moody's and Fitch to provide their respective credit ratings of the Restricted Notes.

                  (r) Until the second anniversary of the Time of Purchase, not to, and not to permit any affiliates under its control to, purchase any Restricted Notes unless, immediately upon any such purchase, the Company or any such affiliate shall submit such Restricted Notes to the Trustee for cancellation.

                  (s) Not to, and not to permit any of its affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to which no agreement is made) to, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Restricted Notes under the Act.

                  (t) Any information provided by the Company to publishers of publicly available databases about the terms of the Restricted Notes shall include a statement that the Restricted Notes have not been registered under the Act and are subject to restrictions under Rule 144A under the Act and Regulation S under the Act.

                  (u) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Restricted Notes.

                  (v) The Company will cause the proceeds of the issuance and sale of the Restricted Notes to be applied for the purposes described in the Offering Memorandum.

         7. Representations and Warranties of the Company: The Company represents and warrants to, and agrees with, each of the Initial Purchasers that:

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                  (a) Each of the Preliminary Offering Memorandum and the
Offering Memorandum does not, and any supplement or amendment to it will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this Section 7(a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

                  (b) The documents incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and any further documents so filed and incorporated by reference will, when they are filed with the Commission, conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder; none of such documents, when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

                  (c) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Michigan and has all requisite authority to own or lease its properties and conduct its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to consummate the transactions contemplated hereby, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business as described in the Preliminary Offering Memorandum and the Offering Memorandum or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company.

                  (d) The Restricted Notes are in the form contemplated by the Indenture and have been duly authorized by the Company. At the Time of Purchase, the Restricted Notes will have been duly executed and delivered by the Company and, when authenticated by the Trustee in the manner provided for in the Indenture and delivered against payment therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement

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is considered in a proceeding at law or in equity), and will be entitled to the security afforded by the Indenture equally and ratably with all securities outstanding thereunder. The Restricted Notes conform in all material respects to the descriptions thereof in the Preliminary Offering Memorandum and the Offering Memorandum. Each significant subsidiary (as defined in Rule 405 under the Act, and hereinafter called a "Significant Subsidiary") of the Company has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its formation, has all requisite authority to own or lease its properties and conduct its business as described in the Offering Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business as described in the Offering Memorandum or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its Significant Subsidiaries, taken as a whole.

                  (e) This Agreement has been duly authorized, executed and delivered by the Company, and the Company has full corporate power and authority to enter into this Agreement.

                  (f) The Registration Rights Agreement has been duly authorized by the Company. At the Time of Purchase, the Registration Rights Agreement will have been duly executed and delivered by the Company and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity). The Registration Rights Agreement conforms in all material respects to the description thereof in the Preliminary Offering Memorandum and the Offering Memorandum.

                  (g) The Indenture has been duly authorized by the Company. At the Time of Purchase, the Indenture will have been duly executed and delivered by the Company and will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity); the Indenture conforms in all material respects to the description thereof in the Preliminary Offering Memorandum and the Offering Memorandum; and the Indenture conforms to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (h) Except for the outstanding shares of preferred stock of Consumers Energy Company, the 8.36% Trust Originated Preferred Securities of Consumers Power Company Financing I, the 8.20% Trust Originated Preferred Securities of Consumers Energy Company Financing II, the 9 1/4% Trust Originated Preferred Securities of Consumers Energy Company Financing III, the 9.00% Trust Preferred Securities of Consumers Energy Company Financing IV, the 7 3/4% Convertible Quarterly Income Preferred Securities of CMS Energy Trust I and the 7 1/4% PEPS Units of CMS Energy Trust III, all of the outstanding capital stock of each of Consumers Energy Company and CMS Enterprises Company is owned directly or indirectly by the Company, free and clear of any security interest, claim, lien or other encumbrance (except as disclosed in the Offering Memorandum) or preemptive rights, and there are no outstanding rights

(including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in any of Consumers Energy Company and CMS Enterprises Company or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any such capital stock, any such convertible or exchangeable securities or any such rights, warrants or options.

                  (i) The Company has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct business in the manner described in the Preliminary Offering Memorandum and the Offering Memorandum, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company.

                  (j) No order, license, consent, authorization or approval of, or exemption by, or the giving of notice to, or the registration with, any federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality, and no filing, recording, publication or registration in any public office or any other place, was or is now required to be obtained by the Company to authorize its execution or delivery of, or the performance of its obligations under, this Agreement or any of the other Operative Documents, except such as have been obtained or may be required under state securities or blue sky laws or as referred to in the Offering Memorandum.

                  (k) None of the issuance or sale of the Restricted Notes, or the execution or delivery by the Company of, or the performance by the Company of its obligations under, this Agreement or the other Operative Documents, did or will conflict with, result in a breach of any of the terms or provisions of, or constitute a default or require the consent of any party under, the Company's Articles of Incorporation or by-laws, any material agreement or instrument to which it is a party, any existing applicable law, rule or regulation or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties or assets, or did or will result in the creation or imposition of any lien on the Company's properties or assets.

                  (l) Except as disclosed in the Offering Memorandum, there is no action, suit, proceeding, inquiry or investigation (at law or in equity or otherwise) pending or, to the knowledge of the Company, threatened against the Company, by any governmental authority that (i) questions the validity, enforceability or performance of this Agreement or any of the other Operative Documents or (ii) if determined adversely, is likely to have a material adverse effect on the business or financial condition of the Company, or materially adversely affect the ability of the Company to perform its obligations hereunder or the consummation of the transactions contemplated by this Agreement.

                  (m) There has not been any material and adverse change in the business, properties, prospects or financial condition of the Company from that set forth or incorporated by reference in the Offering Memorandum (other than changes referred to in or contemplated by the Offering Memorandum).

                  (n) Except as set forth in the Offering Memorandum, no event or condition exists that constitutes, or with the giving of notice or lapse of time or both would constitute, a default or any breach or failure to perform by the Company in any material respect under any indenture, mortgage, loan agreement, lease or other material agreement or instrument to which the Company is a party or by which it or any of its properties may be bound.

                  (o) The Offering Memorandum, as of its date, contained all the information specified in, and met the requirements of, Rule 144A(d)(4) under the Act.

                  (p) When the Restricted Notes are issued and delivered pursuant to this Agreement, the Restricted Notes will not be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system. No securities of the same class as the Restricted Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                  (q) Neither the Company nor any affiliate (as defined in Rule 144 under the Act) of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the sale of the Restricted Notes in a manner that would require the registration under the Act of the Restricted Notes or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Restricted Notes (as those terms are used in Regulation D under the Act), or in any manner involving a public offering within the meaning of Section 4(2) of the Act, including, but not limited to, publication or release of articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (r) None of the Company nor any of its affiliates (as defined in Rule 144 under the Act) or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act with respect to the Restricted Notes.

                  (s) No registration under the Act of the Restricted Notes is required for the sale of the Restricted Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales (assuming the accuracy of the Initial Purchasers' representation and warranty and agreement set forth in
Section 8 hereof).

                  (t) The Company, after giving effect to the offering and sale of the Restricted Notes, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (u) The Restricted Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

                  (v) The Company has been advised by the NASD's PORTAL Market that the Restricted Notes have been designated PORTAL-eligible securities in accordance with the rules and regulations of the NASD.

                  (w) The Company's chief executive officer and chief financial officer are responsible for establishing and maintaining the Company's disclosure controls and procedures. The Company's management, under the direction of the Company's principal executive and financial officers, has evaluated the effectiveness of the Company's disclosure controls and procedures as of a date within 90 days of the filing of the Company's most recent annual report on Form 10-K/A. Based on such evaluation, the Company's chief executive officer and chief financial officer have concluded that the Company's disclosure controls and procedures are effective to ensure that material information was presented to them and properly disclosed. There have been no significant changes in the Company's internal controls or in other factors that could significantly affect internal controls subsequent to such evaluation.

         The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 5 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         8. Representations and Warranties of Initial Purchasers: Upon the authorization by the Initial Purchasers of the release of the Restricted Notes, the Initial Purchasers propose to offer the Restricted Notes for sale upon the terms and conditions set forth in this Agreement and the Offering Memorandum and the Initial Purchasers hereby represent and warrant to, and agree with, the Company that:

                  (a) they each will offer and sell the Restricted Notes only to Eligible Purchasers;

                  (b) they each are Accredited Investors (as defined in Regulation D under the Act); and

                  (c) they each will not offer or sell the Restricted Notes by any form of general solicitation or general advertising, including, but not limited to, the methods described in Rule 502(c) under the Act.

         9.       Indemnification:

                  (a) The Company agrees, to the extent permitted by law, to indemnify and hold harmless each of the Initial Purchasers and each person, if any, who controls any such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or otherwise, and to reimburse the Initial Purchasers and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any action, suit or proceeding (including governmental investigations) as provided in Section 9(c) hereof, insofar as such losses, claims, damages, liabilities or actions, suits or proceedings (including governmental investigations) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or, if the Preliminary Offering Memorandum or the Offering Memorandum shall be amended or supplemented, in the Preliminary Offering Memorandum or the Offering Memorandum as so amended or supplemented or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in the Preliminary Offering Memorandum or the Offering Memorandum or in the Preliminary Offering Memorandum or the Offering Memorandum as so amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by, or through the Representative on behalf of, any Initial Purchaser expressly for use therein and except that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability or action, suit or proceeding arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum if copies of the Offering Memorandum were timely delivered to the Initial Purchasers pursuant to Section 6 hereof and a copy of the Offering Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Initial Purchasers to the person asserting such loss, claim, damage or liability or action, suit or proceeding and if the Offering Memorandum (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability or action, suit or proceeding.

                  The Company's indemnity agreement contained in this Section 9(a), and the covenants, representations and warranties of the Company contained in this Agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of any person, and shall survive the delivery of and payment for the Restricted Notes hereunder, and the indemnity agreement contained in this Section 9 shall survive any termination of this Agreement. The liabilities of the Company in this Section 9(a) are in addition to any other liabilities of the Company under this Agreement or otherwise.

                  (b) Each Initial Purchaser agrees, severally and not jointly, to the extent permitted by law, to indemnify, hold harmless and reimburse the Company, each other Initial Purchaser, and each person, if any, who controls the Company or any such other Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 9(a) hereof, but only with respect to alleged untrue statements or omissions made in the Preliminary Offering Memorandum or the Offering Memorandum, as amended or supplemented (if applicable), in reliance upon and in conformity with information furnished in writing to the Company by such Initial Purchaser expressly for use therein.

                  The indemnity agreement on the part of each Initial Purchaser contained in this Section 9(b) and the representations and warranties of such Initial Purchaser contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any other person, and shall survive the delivery of and payment for the Restricted Notes hereunder, and the indemnity agreement contained in this
Section 9(b) shall survive any termination of this Agreement. The liabilities of each Initial Purchaser in this

Section 9(b) are in addition to any other liabilities of such Initial Purchaser under this Agreement or otherwise.

                  (c) If a claim is made or an action, suit or proceeding (including governmental investigations) is commenced or threatened against any person as to which indemnity may be sought under Section 9(a) or 9(b) hereof, such person (the "Indemnified Person") shall notify the person against whom such indemnity may be sought (the "Indemnifying Person") promptly after any assertion of such claim threatening to institute an action, suit or proceeding or if such an action, suit or proceeding is commenced against such Indemnified Person, promptly after such Indemnified Person shall have been served with a summons or other first legal process, giving information as to the nature and basis of the claim. Failure to so notify the Indemnifying Person shall not, however, relieve the Indemnifying Person from any liability which it may have on account of the indemnity under Section 9(a) or 9(b) hereof if the Indemnifying Person has not been prejudiced in any material respect by such failure. Subject to the immediately succeeding sentence, the Indemnifying Person shall assume the defense of any such litigation or proceeding, including the employment of counsel and the payment of all expenses, with such counsel being designated, subject to the immediately succeeding sentence, in writing by the Representative in the case of parties indemnified pursuant to Section 9(b) hereof and by the Company in the case of parties indemnified pursuant to Section 9(a) hereof. Any Indemnified Person shall have the right to participate in such litigation or proceeding and to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include (x) the Indemnifying Person and (y) the Indemnified Person and, in the written opinion of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between them, in either of which cases the reasonable fees and expenses of counsel (including disbursements) for such Indemnified Person shall be reimbursed by the Indemnifying Person to the Indemnified Person. If there is a conflict as described in clause (ii) above, and the Indemnified Persons have participated in the litigation or proceeding utilizing separate counsel whose fees and expenses have been reimbursed by the Indemnifying Person and the Indemnified Persons, or any of them, are found to be solely liable, such Indemnified Persons shall repay to the Indemnifying Person such fees and expenses of such separate counsel as the Indemnifying Person shall have reimbursed. It is understood that the Indemnifying Person shall not, in connection with any litigation or proceeding or related litigation or proceedings in the same jurisdiction as to which the Indemnified Persons are entitled to such separate representation, be liable under this Agreement for the reasonable fees and out-of-pocket expenses of more than one separate firm (together with not more than one appropriate local counsel) for all such Indemnified Persons. Subject to the next paragraph, all such fees and expenses shall be reimbursed by payment to the Indemnified Persons of such reasonable fees and expenses of counsel promptly after payment thereof by the Indemnified Persons.

                  In furtherance of the requirement above that fees and expenses of any separate counsel for the Indemnified Persons shall be reasonable, the Initial Purchasers and the Company agree that the Indemnifying Person's obligations to pay such fees and expenses shall be conditioned upon the following:

                           (1) in case separate counsel is proposed to be retained by the Indemnified Persons pursuant to clause (ii) of the preceding paragraph, the Indemnified Persons shall in good faith fully consult with the Indemnifying Person in advance as to the selection of such counsel;

                           (2) reimbursable fees and expenses of such separate counsel shall be detailed and supported in a manner reasonably acceptable to the Indemnifying Person (but nothing herein shall be deemed to require the furnishing to the Indemnifying Person of any information, including, without limitation, computer print-outs of lawyers' daily time entries, to the extent that, in the judgment of such counsel, furnishing such information might reasonably be expected to result in a waiver of any attorney-client privilege); and

                           (3) the Company and the Representative shall cooperate in monitoring and controlling the fees and expenses of separate counsel for Indemnified Persons for which the Indemnifying Person is liable hereunder, and the Indemnified Person shall use reasonable effort to cause such separate counsel to minimize the duplication of activities as between themselves and counsel to the Indemnifying Person.

         The Indemnifying Person shall not be liable for any settlement of any litigation or proceeding effected without the written consent of the Indemnifying Person, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees, subject to the provisions of this Section 9, to indemnify the Indemnified Person from and against any loss, damage, liability or expenses by reason of such settlement or judgment. The Indemnifying Person shall not, without the prior written consent of the Indemnified Persons, effect any settlement of any pending or threatened litigation, proceeding or claim in respect of which indemnity has been properly sought by the Indemnified Persons hereunder, unless such settlement includes an unconditional release by the claimant of all Indemnified Persons from all liability with respect to claims which are the subject matter of such litigation, proceeding or claim.

                  (d) If the indemnification provided for in Section 9 above is unavailable to or insufficient to hold harmless an Indemnified Person under this
Section 9 in respect of any losses, claims, damages or liabilities (or actions, suits or proceedings (including governmental investigations) in respect thereof) referred to therein, then each Indemnifying Person under this Section 9 shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Person on the one hand and the Indemnified Person on the other from the offering of the Restricted Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each Indemnifying Person shall contribute to such amount paid or payable by such Indemnified Person in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of each Indemnifying Person, if any, on the one hand and the Indemnified Person on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions, suits or proceedings (including governmental investigations) in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the total discounts or commissions received by the Initial Purchasers, in each case as set forth in the Offering Memorandum, bear to the aggregate public offering price of the Restricted Notes. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages or liabilities (or actions, suits or proceedings (including governmental proceedings) in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such actions, suits or proceedings (including governmental proceedings) or claim, provided that the provisions of this Section 9 have been complied with (in all material respects) in respect of any separate counsel for such Indemnified Person. Notwithstanding the provisions of this Section 9(d), in no case shall any Initial Purchaser be responsible for any amount in excess of the purchase discount or commission applicable to the Restricted Notes purchased by such Initial Purchaser hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations in this Section 9(d) to contribute are several in proportion to their respective obligations and not joint.

         The agreement with respect to contribution contained in this Section 9(d) shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any Initial Purchaser, and shall survive delivery of and payment for the Restricted Notes hereunder and any termination of this Agreement.

         10. Survival: The respective indemnities, agreements, representations, warranties and other statements of the Company and the Initial Purchasers as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Initial Purchasers or any controlling person of the Initial Purchasers, the Company, or any officer, director or controlling person of the Company, and shall survive delivery of and payment for the Restricted Notes.

         11. Substitution of Initial Purchasers: If any Initial Purchaser under this agreement shall fail or refuse (otherwise than for some reason sufficient to justify in accordance with the terms hereof, the termination of its obligations hereunder) to purchase the Restricted Notes which it had agreed to purchase on the Time of Purchase, the Representative shall immediately notify the Company and the Representative and the other Initial Purchasers may, within 36 hours of the giving of such notice, determine to purchase, or to procure one or more other members of the NASD (or, if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), satisfactory to the Company, to purchase, upon the terms herein set forth, the principal amount of Restricted Notes which the defaulting Initial Purchaser had agreed to purchase. If any non-defaulting Initial Purchaser or Initial Purchasers shall determine to exercise such right, the Representative shall give written notice to the Company of such determination within 36 hours after the Company shall have received notice of any such default, and thereupon the Time of Purchase shall be postponed for such period, not exceeding three business days, as the Company shall determine. If, in the event of such a default, the Representative shall fail to give such notice, or shall within such 36-hour period give written notice to the Company that no other Initial Purchaser or Initial Purchasers, or others, will exercise such right, then this Agreement may be terminated by the Company, upon like notice given to the Representative within a further period of 36 hours. If in such case the Company shall not elect to terminate this Agreement, it shall have the right, irrespective of such default:

                  (a) to require such non-defaulting Initial Purchasers to purchase and pay for the respective principal amounts of Restricted Notes which they had severally agreed to purchase hereunder, as herein above provided, and, in addition, the principal amount of Restricted Notes which the defaulting Initial Purchaser shall have so failed to purchase up to a principal amount thereof equal to one-ninth (1/9) of the respective principal amounts of Restricted Notes which such non-defaulting Initial Purchasers have otherwise agreed to purchase hereunder; and/or

                  (b) to procure one or more other members of the NASD (or, if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice) to purchase, upon the terms herein set forth, the principal amount of Restricted Notes which such defaulting Initial Purchaser had agreed to purchase, or that portion thereof which the remaining Initial Purchasers shall not be obligated to purchase pursuant to Section 11(a) hereof.

         In the event the Company shall exercise its rights under Section 11(a) and/or Section 11(b) hereof, the Company shall give written notice thereof to the Representative within such further period of 36 hours, and thereupon the Time of Purchase shall be postponed for such period, not exceeding five business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect to exercise its rights under Section 11(a) and/or Section 11(b) hereof, the Company shall be deemed to have elected to terminate this Agreement.

         Any action taken by the Company under this Section 11 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement. Termination by the Company under this Section 11 shall be without any liability on the part of the Company or any non-defaulting Initial Purchaser.

         In the computation of any period of 36 hours referred to in this
Section 11, there shall be excluded a period of 24 hours in respect of each Saturday, Sunday or legal holiday which would otherwise be included in such period of time.

         12. Termination of Agreement: This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

         This Agreement may be terminated at any time prior to the Time of Purchase by the Representative if, prior to such time, any of the following events shall have occurred: (i) trading in the Company's common stock, par value $0.01 per share, shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange; (ii) a banking moratorium shall have been declared either by U.S. federal or New York State authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on the financial markets of the United States is such as to impair, in the sole judgment of the Representative, the marketability of the Restricted Notes.

         If the Representative elects to terminate this Agreement, as provided in this Section 12, the Representative will promptly notify the Company and each other Initial Purchaser by telephone or telecopy, confirmed by letter. If this Agreement shall not be carried out by any Initial Purchaser for any reason permitted hereunder, or if the sale of the Restricted Notes to the Initial Purchasers as herein contemplated shall not be carried out because the Company is not able to comply with the terms hereof, the Company shall not be under any obligation under this Agreement and shall not be liable to any Initial Purchaser or to any member of any selling group for the loss of anticipated profits from the transactions contemplated by this Agreement and the Initial Purchasers shall be under no liability to the Company nor be under any liability under this Agreement to one another.

         Notwithstanding the foregoing, the provisions of Sections 6(e), 6(i), 9 and 10 shall survive any termination of this Agreement.

         13. Notices: All notices hereunder shall, unless otherwise expressly provided, be in writing and be delivered at or mailed to the following addresses or be sent by telecopy as follows: (i) if to the Initial Purchasers or the Representative, to Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel (Telecopy 212-816-7912); and
(ii) if to the Company, to CMS Energy Corporation, One Energy Plaza, Jackson, Michigan 49201, Attention: Executive Vice President and Chief Financial Officer (Telecopy 517-788-2186).

         14. Parties in Interest: This Agreement has been and is made solely for the benefit of the Initial Purchasers, the Company, the Initial Purchasers' directors and officers and the controlling persons, if any, referred to herein, and their respective successors, assigns, executors and administrators, and, except as expressly otherwise provided in Section 11 hereof, no other person shall acquire or have any right under or by virtue of this Agreement.

         15. Definition of Certain Terms: All obligations of the Initial Purchasers hereunder are several and not joint. The term "successors" as used in this Agreement shall not include any purchaser, as such purchaser, of any of the Restricted Notes from any of the respective Initial Purchasers.

         16. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         17. Waiver of Tax Confidentiality: Notwithstanding anything herein to the contrary, purchasers of the Restricted Notes (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of any transaction contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to the purchasers of the Restricted Notes relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

         18. Counterparts: This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and, upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between each of the Initial Purchasers and the Company.

                                         Very truly yours,

                                         CMS ENERGY CORPORATION

                                         By: /s/ Laura M. Mountcastle
                                             ------------------------------
                                             Name: Laura M. Mountcastle
                                             Title: Vice President and Treasurer

Confirmed and accepted as
of the date first written above:

CITIGROUP GLOBAL MARKETS INC.
     As Representative of the several Initial Purchasers named in Schedule I hereto

By: CITIGROUP GLOBAL MARKETS INC.

By:/s/ Jane Sadowsky
   -----------------------------------
   Name: Jane Sadowsky
   Title: Managing Director

                                   SCHEDULE I

                                         Principal Amount of Restricted
         Initial Purchasers                           Notes                Purchase Price
         ------------------                           -----                --------------
Citigroup Global Markets Inc.                     $120,000,000              $115,401,600

Merrill Lynch, Pierce, Fenner & Smith             $105,000,000              $100,976,400
             Incorporated

Deutsche Bank Securities Inc.                     $ 75,000,000              $ 72,126,000

                                                  ------------              ------------
Total                                             $300,000,000              $288,504,000
                                                  ============              ============

                                    EXHIBIT A

         This Registration Rights Agreement (this "Agreement") is made and entered into as of July 17, 2003, by CMS Energy Corporation, a Michigan corporation (the "Company"), and Citigroup Global Markets Inc., as representative of the Initial Purchasers (the "Initial Purchasers") listed on
Schedule I to the Purchase Agreement (as defined below), pursuant to which the Initial Purchasers have agreed to purchase the Company's $300,000,000 7.75% Senior Notes due 2010 (the "Restricted Notes").

         This Agreement is made pursuant to the Purchase Agreement, dated July 9, 2003 (the "Purchase Agreement"), between the Company and Citigroup Global Markets Inc., as representative of the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Restricted Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 5(f) of the Purchase Agreement.

         The parties hereby agree as follows:

SECTION 1. DEFINITIONS

         Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

         Act: The Securities Act of 1933, as amended.

         Advice: As defined in Section 6(d) hereof.

         Agreement: As defined in the first paragraph hereof.

         Broker-Dealer: Any broker or dealer registered under the Exchange Act.

         Broker-Dealer Transfer Restricted Securities: Exchange Notes that are acquired by a Broker-Dealer in the Exchange Offer in exchange for Restricted Notes that such Broker-Dealer acquired for its own account as a result of market-making activities or other trading activities (other than Restricted Notes acquired directly from the Company or any of its affiliates).

         Business Day: Any day except a Saturday, Sunday or other day in the City of New York, or in the city of the primary corporate trust office of the Trustee, on which banks are authorized to close.

         Certificated Securities: Notes that are not in Global Note form.

         Closing Date: The date hereof.

         Commission: The Securities and Exchange Commission.

         Company: As defined in the first paragraph hereof.

         Consummate: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof and (c) the delivery by the Company to the Security Registrar of the Exchange Notes in the same aggregate principal amount as the aggregate principal amount of the Restricted Notes tendered by Holders thereof pursuant to the Exchange Offer.

         Damages Payment Date: With respect to the Restricted Notes, each Interest Payment Date.

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Exchange Notes: The Company's 7.75% Senior Notes due 2010, to be issued pursuant to the Indenture (i) in the Exchange Offer or (ii) upon the request of any Holder of Restricted Notes covered by a Shelf Registration Statement, in exchange for such Restricted Notes.

         Exchange Offer: The registration by the Company under the Act of the Exchange Notes pursuant to the Exchange Offer Registration Statement pursuant to which the Company shall offer the Holders of all outstanding Transfer Restricted Securities relating to Restricted Notes the opportunity to exchange all such outstanding Transfer Restricted Securities relating to Restricted Notes for Exchange Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities relating to Restricted Notes tendered in such exchange offer by such Holders.

         Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

         Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Restricted Notes to certain "qualified institutional buyers", as such term is defined in Rule 144A under the Act, or to persons who are not "U.S. persons", as such term is defined in Regulation S under the Act.

         Global Note: As defined in the Notes.

         Holder: As defined in Section 2 hereof.

         Indemnified Holder: As defined in Section 8(a) hereof.

         Indemnified Person: As defined in Section 8(c) hereof.

         Indemnifying Person: As defined in Section 8(c) hereof.

         Indenture: Indenture dated as of September 15, 1992, between the Company and the Trustee, as supplemented by various supplemental indentures.

         Initial Purchasers: As defined in the first paragraph hereof.

         Interest Payment Date: As defined in the Notes.

         NASD: National Association of Securities Dealers, Inc.

         Notes: The Restricted Notes and the Exchange Notes.

         Person: An individual, partnership, corporation, trust, limited liability company, unincorporated organization, or a government or agency or political subdivision thereof.

         Prospectus: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         Purchase Agreement: As defined in the second paragraph hereof.

         Record Holder: With respect to any Damages Payment Date, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

         Registration Default: As defined in Section 5 hereof.

         Registration Statement: Any registration statement of the Company relating to (a) an offering of Exchange Notes pursuant to an Exchange Offer or
(b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) which is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         Restricted Broker-Dealer: Any Broker-Dealer which holds Broker-Dealer Transfer Restricted Securities.

         Restricted Notes: As defined in the first paragraph hereof.

         S-3 Ineligibility Date: As defined in Section 12(l) hereof.

         Security Registrar: As defined in the Indenture.

         Shelf Registration Statement: As defined in Section 4(a) hereof.

         TIA: The Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of the Indenture.

         Transfer Restricted Securities: Each Note, until the earliest to occur of (a) the date on which such Restricted Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Restricted Note has been disposed of in accordance with a Shelf Registration Statement, (c) the date on which such Restricted Note is disposed of by a Broker-

Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein) or (d) the date on which such Restricted Note is distributed to the public pursuant to Rule 144 under the Act.

         Trustee: Bank One Trust Company, N.A. (ultimate successor to NBD Bank, National Association), as trustee under the Indenture.

         Underwritten Offering or Underwritten Registration: An offering or registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2. HOLDERS

         A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

SECTION 3. REGISTERED EXCHANGE OFFER

         (a) Unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) hereof have been complied with), the Company shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 240 days after the Closing Date, the Exchange Offer Registration Statement, (ii) use its reasonable best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 330 days after the Closing Date, (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and
(C) cause all necessary filings, if any, in connection with the registration and qualification of the Exchange Notes to be made under the blue sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and
(iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Notes to be offered in exchange for the Restricted Notes that are Transfer Restricted Securities and to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers as contemplated by Section 3(c) hereof.

         (b) The Company shall use its reasonable best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 days thereafter.

         (c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Restricted Broker-Dealer who holds Restricted Notes that are Transfer Restricted Securities and that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities, may exchange such Restricted Notes (other than Transfer Restricted Securities acquired directly from the Company or any affiliate of the Company) pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of each Exchange Note received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

         The Company shall use its best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof to the extent necessary to ensure that it is available for sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, and to ensure that such Registration Statement conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the date on which the Exchange Offer is Consummated.

         The Company shall promptly provide sufficient copies of the latest version of such Prospectus to such Restricted Broker-Dealers promptly upon request, and in no event later than one day after such request, at any time during such one-year period in order to facilitate such sales.

SECTION 4. SHELF REGISTRATION

         (a) Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement with respect to the Exchange Notes because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a)(i) hereof have been complied with) or (ii) any Holder of Transfer Restricted Securities shall notify the Company within 20 Business Days following the Consummation of the Exchange Offer that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, the Company shall, if, and when, the Company is eligible to use Act Form S-3, (x) cause to be filed on or prior to 180 days after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement pursuant to clause (i) above or 180 days after the date on which the Company receives the notice specified in clause (ii) above a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement")), relating to all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to
Section 4(b) hereof, and (y) use its best efforts to cause such Shelf Registration Statement to become effective on or prior to 270 days after the date on which the Company becomes obligated to file such Shelf Registration Statement. If, after the Company has filed an Exchange Offer Registration Statement which satisfies the requirements of Section 3(a) hereof, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer shall not be permitted under applicable federal law, then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above. Such an event shall have no effect on the requirements of clause (y) above. The Company shall use its reasonable best efforts to keep the Shelf Registration Statement discussed in this Section 4(a) continuously effective, supplemented and amended as required by and subject to the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i) hereof) following the date on which such Shelf Registration Statement first becomes effective under the Act.

         (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, such information specified in Item 507 of Regulation S-K for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5. LIQUIDATED DAMAGES

         If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement, (iii) the Exchange Offer has not been Consummated within 30 calendar days after the Exchange Offer Registration Statement is first declared effective by the Commission or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within 15 Business Days by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within five Business Days (each such event referred to in clauses (i) through (iv), a "Registration Default"), then the Company agrees to pay liquidated damages in the form of additional interest on the Transfer Restricted Securities to each Holder of Transfer Restricted

Securities, from and including the date on which any Registration Default shall occur to, but excluding, the date on which such Registration Default has been cured, at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of such Registration Default and shall increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such rate exceed 0.50% per annum. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of clause
(i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of clause (ii) above, (3) upon Consummation of the Exchange Offer, in the case of clause (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable, in the case of clause (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or
(iv), as applicable, shall cease.

         All additional interest shall be paid on each payment date to the Holder of Global Notes by wire transfer of immediately available funds or by federal funds check and to Holders of Certificated Securities by mailing checks to their registered addresses on the books of the Company or the Trustee for such payment. All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

SECTION 6. REGISTRATION PROCEDURES

         (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company shall comply with all applicable provisions of
Section 6(c) hereof, shall use its reasonable best efforts to effect such exchange and to permit the sale of Broker-Dealer Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                  (i) If, following the date hereof, there has been published a change in Commission policy with respect to exchange offers such as the Exchange Offer, such that in the reasonable opinion of counsel to the Company there is a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Company to Consummate an Exchange Offer for the Restricted Notes. The Company hereby agrees to pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Company hereby agrees to take all such other actions as are reasonably requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an

         Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff of such submission.

                  (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer and (C) it is acquiring the Exchange Notes in its ordinary course of business. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co. Inc. (available June 5, 1991) and Exxon Capital Holdings Corp. (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling (available July 2,
         1993), and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such Holder in exchange for Restricted Notes acquired by such Holder directly from the Company or an affiliate thereof.

                  (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corp. (available May 13, 1988), Morgan Stanley and Co. Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above, (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Exchange Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes received in the Exchange Offer and (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above.

         (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of
Section 6(c) hereof and shall use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof.

         (c) General Provisions. In connection with any Registration Statement and any related Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Exchange Offer Registration Statement and the related Prospectus, to the extent that the same are required to be available to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers), the Company shall:

                  (i) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 hereof, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, (1) in the case of clause (A), correcting any such misstatement or omission, and (2) in the case of clauses (A) and (B), using its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                  (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (iv) furnish to the Initial Purchaser(s), each selling Holder named in any Registration Statement or Prospectus and each of the underwriter(s) in connection with such sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which the selling Holders of the Transfer Restricted Securities covered by such Registration Statement or the underwriter(s) in connection with such sale, if any, shall reasonably object within five Business Days after the receipt thereof;

                  (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s) in connection with such sale, if any, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

                  (vi) make available at reasonable times for inspection by the selling Holders, any managing underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such selling Holders or any of such underwriter(s), all financial and other records, material corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

                  (vii) if requested by any selling Holders or the underwriter(s) in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                  (viii) if requested in writing by any selling Holder and each of the underwriter(s) in connection with such sale, if any, furnish, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  (ix) if requested in writing by any selling Holder and each of the underwriter(s), if any, deliver, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                  (x) enter into such agreements (including an underwriting or similar agreement) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement, and in such connection, whether or not an underwriting or similar agreement is entered into and whether or not the registration is an Underwritten Registration, the Company shall:

                           (A) furnish (or in the case of clauses (2) and (3) below, use its best efforts to furnish) to each selling Holder and each underwriter, if any, upon the effectiveness of the Shelf Registration Statement and to each Restricted Broker-Dealer upon Consummation of the Exchange Offer:

                                    (1)      a certificate, dated the date of
                           Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed on behalf of the Company by
                           (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company, confirming, as of the date thereof, the matters set forth in Sections 5(d) and 5(e) of the Purchase Agreement and such other similar matters as the Holders, underwriter(s) and/or Restricted Broker-Dealers may reasonably request;

                                    (2)      an opinion, dated the date of
                           Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company covering matters similar to those set forth in Section 5(b)(i) of the Purchase Agreement and such other matters as the Holders, underwriter(s) and/or Restricted Broker-Dealers may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, Notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                                    (3)      a customary comfort letter, dated
                           as of the date of effectiveness of the Shelf
                           Registration Statement or the date of Consummation of the Exchange Offer, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 5(c)(i) and
                           Section 5(c)(ii) of the Purchase Agreement, without exception;

                           (B)      set forth in full or incorporate by
                  reference in the underwriting or similar agreement, if any, in connection with any sale or resale pursuant to any Shelf Registration Statement, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section 8; and

                           (C)      deliver such other documents and
                  certificates as may be reasonably requested by the selling Holders, the underwriter(s), if any, and Restricted Broker-Dealers, if any, to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (C);

the above shall be done at each closing under such underwriting or similar agreement, as and to the extent required thereunder, and if at any time the representations and warranties of the Company contemplated in clause (A)(1) above cease to be true and correct, the Company shall so advise the underwriter(s), if any, the selling Holders and each Restricted Broker-Dealer promptly and, if requested by such Persons, shall confirm such advice in writing;

                  (xi) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or blue sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                  (xii) issue, upon the request of any Holder of Restricted Notes covered by any Shelf Registration Statement contemplated by this Agreement, Exchange Notes having an aggregate principal amount equal to the aggregate principal amount of Restricted Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Exchange Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return, the Restricted Notes held by such Holder shall be surrendered to the Company for cancellation;

                  (xiii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the Holders or the underwriter(s), if any, may request at least two Business Days prior to such sale of Transfer Restricted Securities;

                  (xiv) use its best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xi) above;

                  (xv) subject to clause (i) above, if any fact or event contemplated by clause (iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (xvi) provide CUSIP numbers for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

                  (xvii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                  (xviii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earning statement meeting the requirements of Rule 158 under the Act (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

                  (xix) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

                  (xx) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of
         Section 13 or Section 15(d) of the Exchange Act.

         (d) Restrictions on Holders. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of a notice of actions to be taken as referred to in Section 6(c)(i) hereof or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 6(c)(xv) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (the "Advice"). If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of either such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(i) or Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) hereof or shall have received the Advice.

SECTION 7. REGISTRATION EXPENSES

         (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees; (ii) all fees and expenses of compliance with federal securities and state blue sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and (other than in connection with the Exchange Offer) the Holders of Transfer Restricted Securities; (v) all application and filing fees, if any, in connection with listing the Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

         (b) In connection with the Shelf Registration Statement, the Company will reimburse the Holders of Transfer Restricted Securities registered pursuant to the Shelf Registration Statement for the reasonable fees and disbursements of not more than one counsel, who shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit the Shelf Registration Statement is being prepared in consultation with the Company.

SECTION 8. INDEMNIFICATION AND CONTRIBUTION

         (a) The Company agrees, to the extent permitted by law, to indemnify and hold harmless each Holder and each Person, if any, who controls any Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or otherwise ("Indemnified Holder"), and to reimburse the Holders and such controlling Person or Persons, if any, for any legal or other expenses incurred by them in connection with defending any action, suit or proceeding (including governmental investigations) as provided in Section 8(c) hereof, insofar as such losses, claims, damages, liabilities or actions, suits or proceedings (including governmental investigations) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, or, if any Registration Statement shall be amended or supplemented, in the Registration Statement as so amended or supplemented, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in the Registration Statement or in the Registration Statement as so amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by any Holder expressly for use therein.

         The Company's indemnity agreement contained in this Section 8(a), and the covenants, representations and warranties of the Company contained in this Agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of any Person, and the indemnity agreement contained in this Section 8 shall survive any termination of this Agreement. The liabilities of the Company in this Section 8 are in addition to any other liabilities of the Company under this Agreement or otherwise.

         (b) Each Holder agrees, severally and not jointly, to the extent permitted by law, to indemnify, hold harmless and reimburse the Company and each Person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 8(a) hereof, but only with respect to alleged untrue statements or omissions made in the Registration Statement or in the Registration Statement, as amended or supplemented (if applicable), in reliance upon and in conformity with information furnished in writing to the Company by such Holder expressly for use therein.

         The indemnity agreement on the part of each Holder contained in this
Section 8(b) shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any other Person, and the indemnity agreement contained in this Section 8(b) shall survive any termination of this Agreement.

         (c) If a claim is made or an action, suit or proceeding (including governmental investigations) is commenced or threatened against any person as to which indemnity may be sought under Section 8(a) or 8(b) hereof, such Person (the "Indemnified Person") shall notify the Person against whom such indemnity may be sought (the "Indemnifying Person") promptly after any assertion of such claim threatening to institute an action, suit or proceeding or, if such an action, suit or proceeding is commenced against such Indemnified Person, promptly after such Indemnified Person shall have been served with a summons or other first legal process, giving information as to the nature and basis of the claim. Failure to so notify the Indemnifying Person shall not, however, relieve the Indemnifying Person from any liability which it may have on account of the indemnity under Section 8(a) or 8(b) hereof if the Indemnifying Person has not been prejudiced in any material respect by such failure. Subject to the immediately succeeding sentence, the Indemnifying Person shall assume the defense of any such litigation or proceeding, including the employment of counsel and the payment of all expenses, with such counsel being designated, subject to the immediately succeeding sentence, in writing by a majority in principal amount of the Holders in the case of parties indemnified pursuant to
Section 8(b) hereof and by the Company in the case of parties indemnified pursuant to Section 8(a) hereof. Any Indemnified Person shall have the right to participate in such litigation or proceeding and to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include (x) the Indemnifying Person and (y) the Indemnified Person and, in the written opinion of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between them, in either of which cases the reasonable fees and expenses of counsel (including disbursements) for such Indemnified Person shall be reimbursed by the Indemnifying Person to the Indemnified Person. If there is a conflict as described in clause (ii) above, and the Indemnified Persons have participated in the litigation or proceeding utilizing separate counsel whose fees and expenses have been reimbursed by the Indemnifying Person, and the Indemnified Persons, or any of them, are found to be solely liable, such Indemnified Person shall repay to the Indemnifying Parties such fees and expenses of such separate counsel as the Indemnifying Person shall have reimbursed. It is understood that the Indemnifying Person shall not, in connection with any litigation or proceeding or related litigation or proceedings in the same jurisdiction as to which the Indemnified Persons are entitled to such separate representation, be liable under this Agreement for the reasonable fees and out-of-pocket expenses of more than one separate firm (together with not more than one appropriate local counsel) for all such Indemnified Persons. Subject to the next paragraph, all such fees and expenses shall be reimbursed by payment to the Indemnified Persons of such reasonable fees and expenses of counsel promptly after payment thereof by the Indemnified Persons.

         In furtherance of the requirement above that fees and expenses of any separate counsel for the Indemnified Persons shall be reasonable, the Holders and the Company agree that the Indemnifying Person's obligations to pay such fees and expenses shall be conditioned upon the following:

                  (1) in case separate counsel is proposed to be retained by the Indemnified Persons pursuant to clause (ii) of the preceding paragraph, the Indemnified Persons shall in good faith fully consult with the Indemnifying Person in advance as to the selection of such counsel;

                  (2) reimbursable fees and expenses of such separate counsel shall be detailed and supported in a manner reasonably acceptable to the Indemnifying Person (but nothing herein shall be deemed to require the furnishing to the Indemnifying Person of any information, including, without limitation, computer print-outs of lawyers' daily time entries, to the extent that, in the judgment of such counsel, furnishing such information might reasonably be expected to result in a waiver of any attorney-client privilege); and

                  (3) the Company and the Holders shall cooperate in monitoring and controlling the fees and expenses of separate counsel for Indemnified Persons for which the Indemnifying Person is liable hereunder, and the Indemnified Person shall use every reasonable effort to cause such separate counsel to minimize the duplication of activities as between themselves and counsel to the Indemnifying Person.

         The Indemnifying Person shall not be liable for any settlement of any litigation or proceeding effected without the written consent of the Indemnifying Person, but if settled with such consent or if there be a final judgment against the Indemnified Person, the Indemnifying Person agrees, subject to the provisions of this Section 8, to indemnify the Indemnified Person from and against any loss, damage, liability or expenses by reason of such settlement or judgment. The Indemnifying Person shall not, without the prior written consent of the Indemnified Persons, effect any settlement of any pending or threatened litigation, proceeding or claim in respect of which indemnity has been properly sought by the Indemnified Persons hereunder, unless such settlement includes an unconditional release by the claimant of all Indemnified Persons from all liability with respect to claims which are the subject matter of such litigation, proceeding or claim.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an Indemnified Person under this
Section 8 in respect of any losses, claims, damages or liabilities (or actions, suits or proceedings (including governmental investigations) in respect thereof) referred to therein, then each Indemnifying Person under this Section 8 shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Person on the one hand and the Indemnified Person on the other from the sale of the Transfer Restricted Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each Indemnifying Person shall contribute to such amount paid or payable by such Indemnified Person in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of each Indemnifying Person, if any, on the one hand and the Indemnified Person on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions, suits or proceedings (including governmental investigations) in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Holders on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages or liabilities (or actions, suits or proceedings (including governmental proceedings) in respect thereof) referred to in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such actions, suits or proceedings (including governmental proceedings) or claims, provided that the provisions of this
Section 8 have been complied with (in all material respects) in respect of any separate counsel for such Indemnified Person. Notwithstanding the provisions of this Section 8, no Holder shall be required to contribute any amount greater than the excess of the amount by which the total received by such Holder with respect to the sale of its Transfer Restricted Securities pursuant to a Registration Statement exceeds the sum of (A) the amount paid by such Holder for such Transfer Restricted Securities plus (B) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 8 to contribute are several in proportion to their respective obligations and not joint.

         The agreement with respect to contribution contained in this Section 8 shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any Holder, and shall survive any termination of this Agreement.

SECTION 9. RULE 144A

         The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder of Transfer Restricted Securities, to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10. UNDERWRITTEN REGISTRATIONS

         No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in customary underwriting arrangements entered into in connection therewith and (b) completes and executes all reasonable questionnaires, powers of attorney, and other documents required under the terms of such underwriting arrangements.

SECTION 11. SELECTION OF UNDERWRITERS

         For any Underwritten Offering, the investment banker or investment bankers and manager or managers for any Underwritten Offering that will administer such offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company. The Holders of Transfer Restricted Securities included in any such Underwritten Offering shall be responsible for paying all underwriting or placement fees charged, or costs or expenses incurred, by such investment bankers and managers in connection with such Underwritten Offering. Such investment bankers and managers are referred to herein as the "underwriters".

SECTION 12. MISCELLANEOUS

         (a) Remedies. Each Holder, in addition to being entitled to exercise all rights provided herein, in the Indenture, in the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by the Company of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

The Company has not previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

         (c) Adjustments Affecting the Notes. The Company will not take any action, or voluntarily permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

         (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless (i) in the case of Section 5 hereof and this Section 12(d)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and
(ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

         (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Security Registrar under the Indenture, with a copy to the Security Registrar; and

                  (ii)     if to the Company:

                           CMS Energy Corporation
                           One Energy Plaza
                           Jackson, Michigan 49201
                           Telecopier No.: (517) 788-2186, Attention: Executive Vice President and Chief Financial Officer

                  With a copy at the same address to:

                           Robert C. Shrosbree, Esq.
                           Telecopier No.: (313) 436-9225

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities directly from such Holder.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

         (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (l) S-3 Ineligibility. If the Company is not eligible to use Act Form S-3 by the 270th day after the date on which it determines that it is not required to file the Exchange Offer Registration Statement pursuant to Section 4(a)(i) hereof or the 270th day after the date on which it receives the notice specified in Section 4(a)(ii) hereof (either, the "S-3 Ineligibility Date"), the Company shall (A) cause to be filed as soon as practicable after the S-3 Ineligibility Date a registration statement containing a resale prospectus on whatever Act form the Company is then eligible to use relating to all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof and (B) use its best efforts to cause such shelf registration statement to become effective as soon as practicable.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         CMS ENERGY CORPORATION

                                         By: ___________________________________
                                             Name:
                                             Title:

CONFIRMED AND ACCEPTED
AS OF THE DATE FIRST ABOVE WRITTEN:

CITIGROUP GLOBAL MARKETS INC.,
for itself and as Representative
of the Initial Purchasers

By: _________________________________
    Name:
    Title:

                                    EXHIBIT B

1. The Company is a duly organized, validly existing corporation in good standing under the laws of the State of Michigan.

2. All legally required corporate proceedings in connection with the authorization, issuance and validity of the Restricted Notes and the sale of the Restricted Notes by the Company in accordance with the Purchase Agreement have been taken; and no approval, authorization, consent or order of any governmental regulatory body is required with respect to the issuance and sale of the Restricted Notes (other than in connection with or in compliance with the provisions of the securities or blue sky laws of any state, as to which I express no opinion).

3. I do not know of any legal or governmental proceedings that would be required to be described in the Offering Memorandum if it were a registration statement filed by the Company under the Act that are not described as required, nor of any contracts or documents of a character so required to be described in the Offering Memorandum that are not described as required.

4. The statements made in the Offering Memorandum under the caption "Description of the Notes" and "Exchange Offer; Registration Rights" constitute summaries of legal matters or documents referred to therein and are accurate in all material respects; and the Indenture and the Restricted Notes conform as to legal matters to the descriptions thereof and to the statements in regard thereto contained in such section of the Offering Memorandum.

5. Each document incorporated in the Offering Memorandum as such document was originally filed pursuant to the Exchange Act (except for (i) the operating statistics, financial statements and schedules contained or incorporated by reference therein (including the notes thereto and the auditors' reports thereon) and (ii) the other financial or statistical information contained or incorporated by reference therein, as to which I express no opinion) complied as to form when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder.

6. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

7. The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Initial Purchasers, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

8. The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Trustee, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

9. The Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Restricted Notes to the Initial Purchasers in the manner contemplated by the Purchase Agreement or in connection with the Exempt Resales to qualify the Indenture under the Trust Indenture Act.

10. The Restricted Notes are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, assuming the due authentication thereof by the Trustee and upon payment and delivery in accordance with the Purchase Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity); the Restricted Notes are entitled to the security afforded by the Indenture equally and ratably with all securities presently outstanding thereunder, and no stamp taxes in respect of the original issue thereof are payable.

11. The issuance and sale of the Restricted Notes in accordance with the terms of the Indenture and the Purchase Agreement do not violate the provisions of the Restated Articles of Incorporation or the Bylaws of the Company, and will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party.

12. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

13. The Company (i) is a "holding company", as such term is defined in the Public Utility Holding Company Act of 1935, as amended, and (ii) is currently exempt from all provisions of the Public Utility Holding Company Act of 1935, as amended, except Section 9(a)(2) thereof.

14. No registration under the Act of the Restricted Notes is required for the sale of the Restricted Notes to the Initial Purchasers as contemplated by the Purchase Agreement or for the Exempt Resales assuming (i) that each of the Initial Purchasers is an Eligible Purchaser or an Accredited Investor (as defined in Regulation D under the Act), (ii) the accuracy of, and compliance with, the Initial Purchasers' representations and agreements contained in
Section 8 of the Purchase Agreement, and (iii) the accuracy of the representations of the Company set forth in Sections 6(e), 6(n), 7(o), 7(q) and 7(s) of the Purchase Agreement.

15. Nothing has come to my attention that would lead me to believe that the Offering Memorandum (other than (i) the operating statistics, financial statements and schedules contained or incorporated by reference therein (including the notes thereto and the auditors' reports thereon) and (ii) the other financial or statistical information contained or incorporated by reference therein, as to which I express no opinion), as of its date or at the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                   EXHIBIT C-1

1. The offer, sale and delivery of the Restricted Notes to the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum and the initial resale of the Restricted Notes by the Initial Purchasers in the manner contemplated in the Offering Memorandum and the Purchase Agreement, do not require registration under the Act and the Supplemental Indenture does not require qualification under the Trust Indenture Act, it being understood that we do not express any opinion as to any subsequent reoffer or resale of any of the Restricted Notes.

2. The Registration Rights Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                                      C-1-1

                                   EXHIBIT C-2

No facts have come to our attention that have caused us to believe that the Offering Memorandum, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial data and financial projections included therein or excluded therefrom). For purposes of the foregoing, we note that the Offering Memorandum has been prepared in the context of a Rule 144A transaction and not as part of a registration statement under the Act and does not contain all the information that would be required in a registration statement under the Act.

                                      C-2-1